UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2007 (May 3, 2007)

Chemtura Corporation Employee Savings Plan
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)	06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant (for one of the Registrant’s benefit plans)

On May 3, 2007, KPMG LLP (“KPMG”) was dismissed as the independent public accounting firm for the Chemtura Corporation Employee Savings Plan, a qualified 401(k) Plan, (the “Plan”) and Caron & Bletzer, PLCC (“Caron & Bletzer”) was selected as the Plan’s independent public accounting firm.

KPMG continues to serve as the principal accountants for the Plan’s sponsor, Chemtura Corporation (the “Company”), having been duly appointed by the Audit Committee of the Board of Directors of the Company, and the replacement of KPMG described above relates only to the Plan. The Company’s decision to change the independent public accounting firm for the Plan was approved by the Company’s Employee Benefits Committee on May 3, 2007.

The KPMG audit reports on the Plan’s financial statements as of and for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through May 3, 2007, (i) there were no disagreements between the Plan or the Company as its sponsor and KPMG on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinions to the subject matter of the disagreement, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K between the Plan and KPMG.

The Plan and the Company have provided KPMG a copy of the foregoing statements and requested a letter from KPMG to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of that letter, dated May 7, 2007, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2005 and 2004 and the subsequent interim period through May 3, 2007, neither the Plan, and the Company as the Plan’s sponsor nor anyone acting on behalf of the Plan or the Company consulted Caron & Bletzer regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements.

Item 9.01 Financial Statements and Exhibits.

* * *

(d)	Exhibits.

Exhibit Number	Exhibit Description
16.1	Letter from KPMG LLP dated May 7, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation Employee Saving Plan
(Registrant)

By:	/s/ James Loring
Name: James Loring Title: Chairman of the Employee Benefits Committee

Date:	May 7, 2007

Exhibit Index

Exhibit Number	Exhibit Description
16.1	Letter from KPMG LLP dated May 7, 2007